UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2006
PetroHunter Energy Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-51152	98-0431245

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1875 Lawrence Street, Suite 1400, Denver, CO	80202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 572-8900
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 to Current Report on Form 8-K amends a Current Report on Form 8-K filed on August 21, 2006 with the Securities and Exchange Commission only with respect to Item 4.01 of said report. This Amendment No. 1 clarifies that HEIN & Associates LLP will serve as the Company’s independent accountants for the year ending September 30, 2006.
Item 4.01.     Changes in Registrant’s Certifying Accountant.
     On August 21, 2006, the Board of Directors of PetroHunter Energy Corporation (the “Company”) approved the termination of Telford Sadovnick, P.L.L.C. (“Telford”) as the Company’s independent accountants and the appointment of HEIN & Associates LLP (“HEIN”) to serve as the Company’s independent accountants for the year ending September 30, 2006. The change is effective August 21, 2006.
     Telford’s reports on the Company’s financial statements for each of the years ended March 31, 2006 and 2005 did not contain, with the exception of a going concern disclaimer in each such report, an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the years ended March 31, 2006 and 2005 and through the date hereof, there were no disagreements with Telford on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Telford’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company’s financial statements for such years; and there were no events as set forth in Item 304(a)(1)(iv) of Regulation S-B.
     The Company provided Telford with a copy of the foregoing disclosures. The Company will file an amendment to this current report on Form 8-K within two business days of receipt of a letter from Telford relating to the disclosure included in this Form 8-K, including such letter as Exhibit 16.
     During the years ended March 31, 2006 and 2005 and through August 21, 2006, the Company did not consult HEIN with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or on any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B. HEIN was the independent accountants for our subsidiary, GSL Energy Corporation from its inception (June 2005) until the Company acquired substantially all of its outstanding common stock (May 12, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetroHunter Energy Corporation

	Signature:	/s/ Kelly Nelson

	Name:	Kelly Nelson
	Title:	Chief Executive Officer

Dated: August 22, 2006